UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-33525 (Commission File Number)	14-1626307 (I.R.S. Employer Identification No.)
	512 Herndon Parkway, Suite A Herndon, Virginia (Address of principal executive offices)	20170 (Zip Code)
(703) 464-4735 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Command Security Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 11, 2015. At the Annual Meeting, Mr. Craig P. Coy and Ms. Janet L. Steinmayer were re-elected to serve as Class I directors of the Company for a term expiring at the Annual Meeting in 2017. Additionally, the appointment of D’Arcangelo & Co., LLP as the Company’s independent auditor for the year ending March 31, 2016 was ratified by the shareholders.  The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1: Election of Directors

NAME	FOR	WITHHELD	BROKER NON-VOTES
Craig P. Coy	6,179,027	385,365	2,504,934
Janet L. Steinmayer	3,235,023	3,329,369	2,504,934

Proposal No. 2: Ratification of Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,654,230	324,025	91,071	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: September 14, 2015	By:	/s/ N. Paul Brost
	Name:	N. Paul Brost
	Title:	Chief Financial Officer